UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-21190

                             SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

(Exact name of registrant as specified in charter)

527 Madison Avenue-4th Floor

                         New York, NY 10022

(Address of principal executive offices) (Zip code)

Marie Noble

SkyBridge Capital II, LLC

527 Madison Avenue-4th Floor

                         New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 485-3100

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SkyBridge

Multi-Adviser Hedge Fund Portfolios LLC

Annual Report

March 31, 2019

Important Notice to Shareholders

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Company’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on www.skybridge.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically by contacting the Company at 1-855-631-5474.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by contacting the Company at 1-855-631-5474.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

KPMG LLP

345 Park Avenue

New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Company”), including the schedule of investments, as of March 31, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in shareholders’ capital for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC as of March 31, 2019, the results of its operations and cash flows for the year then ended, the changes in its shareholders’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of investments owned as of March 31, 2019, by correspondence with custodians and underlying fund managers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC since 2002.

New York, New York

May 24, 2019

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statement of Assets and Liabilities

March 31, 2019

Assets

Investments in Investment Funds, at fair value (cost $3,776,218,980)	$4,714,466,928
Investments in securities, at fair value (cost $10,625,967)	1,323,200
Cash	37,648,349
Receivable for redemptions from Investment Funds	198,144,214
Interest receivable	8,323
Other Assets	100,584

Total assets	4,951,691,598

Liabilities

Redemptions payable	56,449,861
Contributions received in advance	37,313,050
Management fee payable	6,132,522
Loan payable	5,600,000
Professional fees payable	529,124
Adviser administration fees payable	203,286
Directors’ fees payable	123,662
Interest payable	34,582
Accounts payable and other accrued expenses	1,870,544

Total liabilities	108,256,631

Commitments and contingencies (see Note 3)

Shareholders’ Capital (4,053,817.691 Shares Outstanding)	$4,843,434,967

Net asset value per share	$1,194.78

Composition of Shareholders’ Capital
Paid-in capital	$4,925,541,622
Distributable earnings (loss)	(82,106,655)

Shareholders’ Capital	$4,843,434,967

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments

March 31, 2019

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡
Event Driven
400 Capital Credit Opportunities Fund LP - b,e	11/01/2014	$108,809,834	$142,690,031	2.95%
400 Capital Credit Opportunities Fund Ltd. - b,e	04/01/2016	130,569,279	183,862,258	3.80
AG Mortgage Value Partners, L.P. - b,e	10/01/2018	266,000,000	271,037,313	5.59
AG Mortgage Value Partners, Ltd. - b,e	02/01/2019	85,000,000	86,613,914	1.79
Axonic Credit Opportunities Fund L.P. - b	08/01/2011	73,479,781	114,809,264	2.37
Axonic Credit Opportunities Overseas Fund, Ltd. - b	08/01/2011	110,335,812	146,979,239	3.03
Bayview Liquid Credit Strategies Domestic, L.P. - b,e	11/01/2017	26,100,000	27,968,022	0.58
Bayview Liquid Credit Strategies Offshore, L.P. - b,e	09/01/2017	157,350,000	167,500,306	3.46
Galton Mortgage Strategies Offshore Fund, Ltd. - b,e	07/01/2018	44,000,000	45,230,731	0.93
Galton Mortgage Strategies Onshore Fund, L.P. - b,e	07/01/2018	42,000,000	43,548,813	0.90
GoldenTree Offshore Fund, Ltd. - Class C - b	10/01/2012	6,065,859	7,602,285	0.16
GoldenTree Offshore Fund, Ltd. - Side pocket 8 - d	01/01/2013	614,564	2,126,342	0.04
Marathon European Credit Opportunity Fund II LP - c	02/01/2014	32,285,914	48,299,780	1.00
Marathon European Credit Opportunity Fund, LP - c	01/01/2013	3,318,048	6,344,141	0.13
Marathon Securitized Credit Fund, L.P. - b,e	01/01/2016	109,516,632	116,693,662	2.41
Marathon Securitized Credit Fund, Ltd. - b,e	01/01/2011	110,879,647	151,579,375	3.13
Medalist Partners Harvest Fund Ltd - b,g	07/01/2017	82,200,000	96,972,850	2.00
Medalist Partners Harvest Fund, LP - b,g	08/01/2016	60,204,127	78,800,124	1.63
Prophet Opportunity Partners (Offshore) LP - b	05/01/2016	86,200,000	98,610,885	2.04
Prophet Opportunity Partners LP - b	04/01/2016	108,250,000	139,825,878	2.89
Sand Grove Opportunities Fund Ltd - b,e	07/01/2017	44,593,475	50,691,286	1.05
Seer Capital Partners Fund L.P. - b	01/01/2012	126,582,885	172,521,344	3.56
Seer Capital Partners Offshore Fund Ltd. - b	01/01/2016	135,765,766	175,497,896	3.62
SMS Ltd. - b,e	01/01/2014	2,342,053	2,801,935	0.06
Sola 1 Class T2 - b,e	10/01/2013	43,747,248	48,918,124	1.01
Solus LLC - b,e	08/01/2013	20,900,416	24,905,049	0.51
Third Point Hellenic Recovery US Feeder Fund, L.P. - c	05/01/2013	27,978,231	40,706,288	0.84
Third Point Partners Qualified LP - b	04/01/2017	92,329,936	95,579,873	1.97
Waterfall Eden Fund, L.P. - b,e	11/01/2012	145,931,624	189,044,425	3.90
Waterfall Eden Fund, Ltd. - b,e	03/01/2013	83,612,989	110,361,341	2.28
York European Opportunities Fund LP - b	04/01/2014	1,555,182	1,659,693	0.03
York European Opportunities Unit Trust - b	08/01/2015	1,963,607	2,045,446	0.04

Total Event Driven		2,370,482,909	2,891,827,913	59.70

Relative Value
Context Partners Fund, L.P. - b	02/01/2019	5,000,000	5,111,296	0.11
EJF Debt Opportunities Fund, L.P. - b	05/01/2011	118,600,923	187,657,426	3.87
EJF Debt Opportunities Offshore Fund, Ltd. - b	02/01/2012	378,678,285	458,037,865	9.46
Galton Agency MBS Offshore Fund, Ltd. - a,e	02/01/2019	20,000,000	20,545,778	0.42
Hildene Opportunities Fund II, L.P. - b,e	04/01/2017	72,500,000	89,533,454	1.85
Hildene Opportunities Fund LP - b,e	01/01/2017	151,000,000	216,003,521	4.46
Hildene Opportunities Offshore Fund II, Ltd. - b,e	04/01/2017	90,300,000	114,895,299	2.37
Hildene Opportunities Offshore Fund Ltd - b,e	01/01/2017	166,700,000	230,982,652	4.77

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments (continued)

March 31, 2019

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡ (continued)
Relative Value (continued)
Linden International Ltd. - b,e	01/01/2015	$11,211,370	$12,873,744	0.27%
Linden Investors LP - b,e	01/01/2015	69,365,024	89,280,522	1.84
Metacapital Mortgage Opportunities Fund, L.P. Class B - b,e	11/01/2011	16,798,701	30,410,757	0.63
Metacapital Mortgage Opportunities Fund, Ltd. Class E - b,e	12/01/2011	50,530,982	100,517,268	2.08
Millennium International, Ltd. - b,e	08/01/2015	34,717,652	41,841,715	0.86
Parallax Fund LP - b	05/01/2016	24,231,383	26,197,333	0.54
Shoals Financials Opportunity Fund, LP - b,h	10/01/2018	33,000,000	33,100,647	0.68
Shoals Financials Opportunity Offshore Fund, Ltd. - b,h	10/01/2018	45,000,000	45,104,946	0.93
Tempo Volatility Fund LLC - a	05/01/2016	45,101,751	47,272,451	0.98
WAF Master Fund, L.P. - a,e	02/01/2019	73,000,000	73,272,341	1.51

Total Relative Value		1,405,736,071	1,822,639,015	37.63

Total Investments in Investment Funds - *		$3,776,218,980	$4,714,466,928	97.33

Investments in Securities
Bonds
Carrington Holding Company LLC 144A PIK Global Note - f	01/01/2014	10,625,967	1,323,200	0.03

Total Investments in Securities		$10,625,967	$1,323,200	0.03

Other Assets, less Liabilities			127,644,839	2.64

Shareholders’ Capital			$4,843,434,967	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	Redemptions permitted monthly.
b	Redemptions permitted quarterly.
c	Term vehicles with multi-year hard lock, subject to periodic distributions. The Company held $95,350,209 (2.02% of total Investments in Investment Funds) of term vehicles at March 31, 2019.
d

Illiquid, redeemable only when underlying investment is realized or converted to regular interest in Investment Fund. The Company held $2,126,342 (0.05% of total Investments in Investment Funds) of illiquid investments at March 31, 2019.

e	Subject to gated redemptions.
f	Illiquid, directly held senior unsecured notes.
g

As of May 1, 2018 Candlewood Structured Credit Harvest Fund, LP and Candlewood Structured Credit Harvest Fund, Ltd changed their names to Medalist Partners Harvest Fund, LP and Medalist Partners Harvest Fund Ltd, respectively.

h	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.
‡	The Company’s Investments in Investment Funds are exempt from registration under the Securities Act of 1933, as amended, and contain restrictions on resale and cannot be sold publicly.
*	All Investments in Investment Funds are non-income producing.

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statement of Operations

Year Ended March 31, 2019

Investment income
Interest income	$402,783

Total investment income	402,783

Expenses
Management fee	73,086,287
Administration fees	6,838,491
Risk monitoring fees	2,400,124
Professional fees	1,262,323
Interest expense	1,104,908
Custodian fees	725,514
Filing fees	593,337
Excise tax	552,349
Directors’ fees and expenses	247,325
Miscellaneous expenses	2,430,362

Total expenses	89,241,020

Net investment loss	(88,838,237)

Net realized gain and net change in unrealized appreciation on investments in Investment Funds and securities

Net realized gain on sales of investments in Investment Funds	240,736,790
Net realized gain from securities	383,431
Net change in unrealized appreciation on investments in Investment Funds	3,680,042

Net realized gain and net change in unrealized appreciation on investments in Investment Funds and securities	244,800,263

Net increase in Shareholders’ capital from operations	$155,962,026

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statements of Changes in Shareholders’ Capital

	Year Ended March 31, 2019	Year Ended March 31, 2018
Operations

Net investment loss	$(88,838,237)	$(95,400,861)
Net realized gain on sales of investments in Investment Funds	240,736,790	466,297,684
Net realized gain from securities	383,431	316,798
Net change in unrealized appreciation on investments in Investment Funds	3,680,042	27,250,833
Net change in unrealized appreciation/(depreciation) on investments in securities	–	(746,288)

Net increase in Shareholders’ Capital from operations	155,962,026	397,718,166

Distributions

Distributions from distributable earnings	(156,364,002)	(163,172,872)
Tax return of capital	(10,040,524)	(23,550,047)

Decrease in Shareholders’ Capital from Distributions to Shareholders	(166,404,526)	(186,722,919)

Shareholders’ Capital Transactions

Capital contributions	318,527,520	174,910,830
Reinvestment of distributions	152,538,141	163,345,256
Capital redemptions	(452,414,269)	(1,150,662,291)

Increase/(Decrease) in Shareholders’ Capital from Capital Transactions	18,651,392	(812,406,205)

Shareholders’ Capital at beginning of year	4,835,226,075	5,436,637,033

Shareholders’ Capital at end of year (4,053,817.691 and 4,032,297.460 shares outstanding at March 31, 2019 and March 31, 2018, respectively)	$4,843,434,967	$4,835,226,075

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statement of Cash Flows

Year Ended March 31, 2019

Cash flows from operating activities

Net increase in Shareholders’ capital from operations	$155,962,026
Adjustments to reconcile net increase in shareholders’ capital from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(1,068,700,000)
Proceeds from disposition of investments in Investment Funds	1,455,051,013
Proceeds from disposition of bonds	183,403
Net realized gain on sales of investments in Investment Funds	(240,736,790)
Net realized gain from securities	(383,431)
Net change in unrealized appreciation on investments in Investment Funds	(3,680,042)
Changes in operating assets and liabilities:
Increase in interest receivable	(8,323)
Increase in other assets	(992)
Decrease in management fee payable	(177,555)
Increase in professional fees payable	87,472
Increase in directors’ fee payable	12,530
Decrease in interest payable	(62,125)
Decrease in adviser administration fees payable	(6,264)
Increase in accounts payable and other accrued expenses	1,219,376

Net cash provided by operating activities	298,760,298

Cash flows from financing activities

Capital contributions, net of change in contributions received in advance	342,638,395
Distributions paid	(13,866,385)
Capital redemptions, net of change in redemptions payable	(406,369,192)
Proceeds from loan payable	96,800,000
Payments for loan payable	(92,200,000)
Proceeds from secured note payable	370,000,000
Payments for secured note payable	(571,500,000)

Net cash used in financing activities	(274,497,182)

Net increase in cash	24,263,116

Cash at beginning of year	13,385,233

Cash at end of year	$37,648,349

Supplemental disclosure of financing activities:

Increase in contributions received in advance	$24,110,875

Increase in redemptions payable	$46,045,077

Reinvestment of distributions	$152,538,141

Supplemental disclosure of cash flow information:

Interest paid during the year	$1,167,033

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Financial Highlights

	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Net Asset Value per Share, beginning of year:	$1,199.12	$1,151.83	$1,083.68	$1,252.45	$1,300.72

Income/(loss) from investment operations:
Net investment (loss)*	(22.25)	(21.69)	(20.55)	(21.18)	(23.07)
Net realized and unrealized gain/(loss) from investments	60.17	113.18	105.40	(123.10)	59.46

Total income/(loss) from investment operations	37.92	91.49	84.85	(144.28)	36.39

Distributions from net investment income	(42.26)	(44.20)	(16.70)	(8.65)	(46.99)

Distributions from net realized gains	–	–	–	(15.84)	(37.67)

Total distributions	(42.26)	(44.20)	(16.70)	(24.49)	(84.66)

Net Asset Value per Share, end of year:	$1,194.78	$1,199.12	$1,151.83	$1,083.68	$1,252.45

Total return	3.25%	8.04%	7.87%	(11.64%)	2.97%

Ratios/Supplemental Data:

Shareholders’ capital, end of year	$4,843,434,967	$4,835,226,075	$5,436,637,033	$6,677,251,740	$7,168,454,948

Portfolio turnover	20.63%	22.56%	29.75%	41.92%	22.36%
Ratio of expenses to average Shareholders’ capital**	1.84%	1.85%	1.87%	1.77%	1.78%
Ratio of net investment loss to average Shareholders’ capital**	(1.83%)	(1.85%)	(1.87%)	(1.77%)	(1.78%)

The above ratios and total returns may vary for individual investors based on the timing of capital transactions during the year.

*	Per share data of income (loss) from investment operations is computed using the total of monthly income and expense divided by beginning of month shares.
**

The ratios of expenses and net investment loss to average Shareholders’ capital do not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds or the impact of any placement fees paid by the Shareholder.

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements

March 31, 2019

1.	Organization

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (formerly known as Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) (the “Company”) was organized as a Delaware limited liability company on August 16, 2002. The Company is registered under the Investment Company Act of 1940 as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Company is also registered under the Securities Act of 1933 as amended (the “1933 Act”).

The investment objective of the Company is to achieve capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leveraged and/or short-sale positions to take advantage of perceived inefficiencies across the global markets, often referred to as “alternative” strategies. Because the Investment Funds following alternative investment strategies are often described as hedge funds, the investment program of the Company can be described as a fund of hedge funds.

Shares of the Company (“Shares”) are sold to eligible investors (referred to as “Shareholders”). The minimum initial investment in the Company from each Shareholder is $25,000; the minimum additional investment is $10,000.

SkyBridge Capital II, LLC (the “Adviser” or “SkyBridge”), a Delaware limited liability company, serves as the Company’s investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, among other things, is responsible for the allocation of the Company’s assets to various Investment Funds. Under the Company’s governing documents, the Company has delegated substantially all authority to oversee the management of the operations and assets of the Company to the Board of Directors (each member a “Director” and collectively, the “Board of Directors”).

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”). The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Portfolio Valuation

The Company accounts for its investments in accordance with GAAP, and fair values its investments in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2019

financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date.

The Company has formal valuation procedures approved by the Board of Directors. The Adviser performs its duties under the procedures principally through an internal valuation body, which meets at least monthly. The Valuation Committee, which is under the purview of the Board of Directors, receives valuation reports from the Adviser on a quarterly basis and determines if valuation procedures are operating as expected and the outcomes are reliable.

Investments in Investment Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements, offering memoranda and such negotiated “side letter” or similar arrangements as the Adviser may have entered into with the Investment Fund on behalf of the Company. The Company’s investments in the Investment Funds are carried at fair value as determined by the Company’s interest in the net assets of each Investment Fund using net asset value, or its equivalent, (“NAV”) as a practical expedient or as otherwise determined in accordance with the Company’s valuation procedures.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund and will perform ongoing monitoring due diligence. The results of ongoing, post-investment diligence reviews are used to assess the reasonableness of continued reliance on the valuations reported by the Investment Funds. The NAV supplied by Investment Funds are net of management and performance incentive fees or other allocations payable to the Investment Funds’ managers as required by the Investment Funds’ agreements. Each Investment Manager to which the Adviser allocates assets will charge the Company, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation in the form of an incentive fee. The asset-based fees of the Investment Managers are generally expected to range from 1% to 3% annually of the net assets under their management and the incentive fee is generally expected to range from 10% to 25% of net profits annually. These management and incentive fees are accounted for in the valuations of the Investment Funds and are neither included in the management fee reflected in the Statement of Operations nor in expenses and net investment loss ratios reflected in the Financial Highlights.

The Company may invest in Investment Funds that may designate certain investments within those Investment Funds, typically those that are especially illiquid and/or hard to value, as “special situation” (often called “Side-Pocket”) investments with additional redemption limitations. Such a Side-Pocket is, in effect, similar to a private equity fund that requires its investors to remain invested for the duration of the fund and distributes returns on the investment only when liquid assets are generated within the fund, typically through the sale of the fund’s illiquid assets in exchange for cash.

As a general matter, the fair value of the Company’s investment in an Investment Fund represents the amount that the Company can reasonably expect to receive if the Company’s investment was sold at its reported NAV. Determination of fair value involves subjective judgment and amounts ultimately realized may vary from estimated values. The Investment Funds generally provide for periodic redemptions ranging from monthly to quarterly, subject to various lock-up on liquidity provisions and

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2019

redemption gates. Investment Funds generally require advance notice of a shareholder’s intent to redeem its interest, and may, depending on the Investment Funds’ governing agreements, deny or delay a redemption request. The Company considers whether a liquidity discount on any Investment Fund should be taken due to redemption restrictions or suspensions by the Investment Fund. No liquidity discount was applied when determining the fair value of the Investment Funds as of March 31, 2019. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. The Investment Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

b.	Net Asset Value Determination

The net asset value of the Company is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

Retroactive adjustments to the Company’s net asset value might be made after the valuation date, based on information which becomes available after a previous valuation date, which could impact the net asset value per share at which Shareholders purchase or sell Company Shares. For example, fiscal year-end net asset values of an Investment Fund may be revised as a result of a year-end audit performed by the independent auditors of that Investment Fund. Other adjustments to the Company’s net asset value may also occur from time to time, such as from the misapplication by the Company or its agents of the valuation policies described in the Company’s valuation procedures.

Retroactive adjustments to the Company’s net asset value and Shareholder accounts, which are caused by adjustments to the Investment Funds values or by a misapplication of the Company’s valuation policies, that are able to be made within 90 days of the valuation date(s) to which the adjustment would apply will be made automatically unless determined to be immaterial. Other potential retroactive adjustments, regardless of whether their impact increases or decreases the Company’s net asset value, will be made only if they both (i) are caused by a misapplication of the Company’s valuation policies and (ii) deemed to be material. All retroactive adjustments are reported to the Company’s Valuation Committee and reported to affected Shareholders.

The Company follows a policy which permits revisions to the number of Shares purchased or sold by Shareholders due to retroactive adjustments made under the circumstances described above which occur within 90 days of the valuation date. In circumstances where a retroactive adjustment is not made under the circumstances described above, Shares purchased or sold by Shareholders will not be adjusted. As a result, to the extent that the subsequent impact of the event which was not adjusted adversely affects the Company’s net asset value, the outstanding Shares of the Company will be adversely affected by prior repurchases made at a net asset value per Share higher than the adjusted value. Conversely, any increases in net asset value per Share resulting from such subsequent impact will be to the benefit of the holders of the outstanding Shares of the Company and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the post-impact value. New Shareholders may be affected in a similar way, because the same principles apply to the purchase of Shares.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2019

c.	Income Recognition and Expenses

Interest income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Income, expenses and realized and unrealized gains and losses are recorded monthly.

The change in an Investment Fund’s net asset value is included in net change in unrealized appreciation/(depreciation) on investments in Investment Funds on the Statement of Operations. The Company accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. For tax purposes, the Company uses the cost recovery method with respect to sales of Investment Funds that are classified as partnerships for U.S. federal tax purposes, and the first-in-first-out method with respect to sales of Investment Funds that are classified as corporations for U.S. federal tax purposes.

The Company bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board of Directors.

d.	Income Taxes

The Company became a corporation that is taxed as a regulated investment company (“RIC”) as of October 1, 2005. The Company operated as a partnership from inception through September 30, 2005.

It is the Company’s intention to meet the requirements of the Internal Revenue Code applicable to RICs and distribute substantially all of its taxable net investment income and capital gains, if any, to Shareholders each year. While the Company intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the 4% excise tax, it is possible that some excise tax will be incurred. In such event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. During the year ended March 31, 2019, the Company incurred excise tax in the amount of $552,349 for the 2017 excise tax year.

The Company has analyzed tax positions taken or expected to be taken in the course of preparing the Company’s tax return for all open tax years and has concluded, as of March 31, 2019, no provision for income tax is required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Company recognizes tax related interest and penalties, if any, as income tax expense in the Statement of Operations. During the year ended March 31, 2019, the Company did not incur any interest or penalties.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2019

e.	Cash

Cash represents cash in an opened sweep account. Cash held at financial institutions may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

f.	Use of Estimates and Reclassifications

The preparation of financial statements in conformity with GAAP requires management of the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ materially.

3.	Fair Value Disclosures

The Company uses the NAV, as a practical expedient, provided by Investment Funds as its measure of fair value of an investment in an Investment Fund when (i) the Company’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Company’s investments have been classified, the Company has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain redemption restrictions at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the Company’s assets measured at fair value as of March 31, 2019, by ASC 820 fair value hierarchy levels:

			Level 3
		Level 2	Significant	Investments
	Level 1	Significant	Unobservable	Measured at Net	Total Fair Value
Description	Quoted Prices	Observable Inputs	Inputs	Asset Value	at March 31, 2019

Investments in Securities	$—	$—	$1,323,200	$—	$1,323,200

Investments in Investment Funds	$—	$—	$—	$4,714,466,928	$4,714,466,928

The Company’s investments in Investment Funds carried at fair value in the amount of $4,714,466,928 have not been categorized in the fair value hierarchy, as the Company has adopted ASU No. 2015-07 (“ASU 2015-07”), Fair Value Measurement (Topic 820): Disclosure for Investments in Certain Entities that Calculate NAV per Share (or Its Equivalent). The ASU 2015-07 amendments remove the previous requirement to categorize all investments for which fair value is measured using the NAV per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The amendments apply to reporting entities that elect to measure the fair value of an investment through the NAV per share (or its equivalent) practical expedient (common practice for investment companies including the Company).

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement” (ASU 2018-13). ASU 2018-13 eliminates the requirement to disclose (i) transfers between Level 1 and Level 2 of the fair value hierarchy, (ii) the policy for timing of transfers between levels and (iii) valuation processes and changes in unrealized gains/losses for Level 3 fair value measurements. The ASU also modifies existing disclosure requirements for the rollforward of Level 3 fair value measurement as well as disclosures of the timing of liquidating distributions from Portfolio Investments. The ASU 2018-13 is effective for annual reporting periods beginning after December 15, 2019, and early adoption is permitted. As permitted, the Company has elected to adopt ASU 2018-13 for its March 31, 2019 financial statements. The adoption of ASU 2018-13 did not affect the Company’s financial condition, results of operations or cash flows.

In determining fair value of the investments in securities the Company used unobservable inputs including a discount for lack of marketability of 80%.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of March 31, 2019 and measured at fair value using the net asset value per share

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2019

practical expedient. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 45 to 90 day notice period. Investment Funds in this strategy, representing less than 1 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 3 percent in this strategy are term vehicles with multi-year hard locks subject to periodic distributions. Approximately 58 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 39 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 15 to 90 day notice period. Approximately 4 percent of the Investment Funds in this strategy are subject to hard lock up provisions to be lifted after 12 months. Approximately 56 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 40 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Company has unfunded capital commitments in the amount of $34,349,942 as of March 31, 2019.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2019

4.	Management Fee, Administrative Fee, Related Party Transactions and Other

The Adviser provides investment management services to the Company. The Adviser acts primarily to evaluate and select Investment Managers, to allocate assets, to establish and apply risk management procedures, and to monitor overall investment performance. In consideration for such services, the Company pays the Adviser a monthly management fee of 0.125% (1.50% annually) based on end of month Shareholders’ capital.

Hastings Capital Group, LLC, an affiliate of the Adviser, has been appointed to serve as the Company’s principal underwriter (the “Principal Underwriter”) with authority to sell Shares directly and to appoint placement agents to assist the Principal Underwriter in selling Shares. Underwriting fees in the amount of $8,000 are accrued on a monthly basis. Total amounts expensed related to underwriting fees by the Company for the year ended March 31, 2019 were $96,000 and are included in miscellaneous expenses on the Statement of Operations of which $16,000 remains payable and is included in accounts payable and other accrued expenses on the Statement of Assets and Liabilities. Placement agents may be retained by the Company to assist in the placement of the Company’s Shares.

The Company has entered into agreements with third parties to act as additional placement agents for the Company’s Shares. Placement fees ranging from 0% to 3% of a Shareholder’s subscription amount may be paid to the placement agents by the Shareholder. Placement fees do not constitute a capital contribution by the Shareholder to the Company and will not be part of the assets of the Company. In addition to the placement fee paid by Shareholders, the Adviser or its affiliates, including the Principal Underwriter, may pay from their own resources additional compensation to the Placement Agents in connection with placement of Shares or servicing of investors. As to each investor referred by a Placement Agent to date, such additional compensation approximates 0.75% to 0.85% of the value of the Shares held by the investor per annum.

The Adviser and BNY Mellon Investment Servicing (US) Inc. (“BNYM”) have separate agreements with the Company and act as co-administrators to the Company. BNYM provides certain accounting, recordkeeping, tax and investor related services and charges fees for their services based on a rate applied to the average Shareholders’ capital and are charged directly to the Company. Total amount expensed relating to administration services provided by BNYM for the year ended March 31, 2019 was $4,411,825 and are included in administration fees on the Statement of Operations of which $1,023,140 remains payable and is listed as accounts payable and other accrued expenses on the Statement of Assets and Liabilities.

The Adviser provides a variety of administrative and shareholder services under an administrative services agreement with the Company. The Adviser is paid an annual fee, payable monthly and calculated as a percentage of the Company’s net assets as follows: 0.05% of the Company’s first $5 billion of average net assets, and 0.04% of the Company’s average net assets in excess of $5 billion. Total amount expensed relating to administrative services provided by the Adviser for the year ended March 31, 2019 was $2,426,666 and are included in administration fees on the Statement of Operations of which $203,286 remains payable and is listed as Adviser administration fees payable on the Statement of Assets and Liabilities.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2019

Certain Directors of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund, LLC.

Each Director who is not an “interested person” of the Company, as defined by the 1940 Act, receives, for his service as Director of the Company and SkyBridge G II Fund, LLC, an annual retainer effective July 1, 2018, of $90,000, a fee per telephonic meeting of the Board of Directors of $500 and a fee per in person meeting of the Board of Directors of $1,000 plus reasonable out of pocket expenses. The Chair of the Audit Committee will receive a $5,000 per year supplemental retainer. Directors will be reimbursed by the Company for their travel expenses related to Board meetings. A portion of such fees and costs will be allocated to each fund according to its relative net assets and a portion will be split equally between each fund.

Total amounts expensed related to Directors by the Company for the year ended March 31, 2019 were $247,325.

The Bank of New York Mellon serves as custodian of the Company’s assets and provides custodial services for the Company. Fees payable to the custodian and reimbursement for certain expenses are paid by the Company. Total amounts expensed related to custodian fees by the Company for the year ended March 31, 2019 were $725,514.

The Company has elected to, and intends to meet the requirements necessary to, qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Company must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements imposed by Subchapter M. To facilitate compliance with certain asset diversification requirements, the Company retains an independent third-party service provider. The primary roles of the third-party service provider are to collect and aggregate information with respect to the Investment Funds’ holdings and to test the Company’s compliance with certain asset diversification requirements each quarter. Total amount expensed relating to these services for the year ended March 31, 2019 was $2,072,000 and is included in risk monitoring fees on the Statement of Operations.

5.	Securities Transactions

The following table lists the aggregate purchases and proceeds from sales of Investment Funds for the year ended March 31, 2019, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation as of March 31, 2019.

Cost of purchases*	$1,231,002,304

Proceeds from sales*	$1,520,516,407

Gross unrealized appreciation	$938,247,948
Gross unrealized depreciation	(9,302,767)

Net unrealized appreciation	$928,945,181

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2019

*

Cost of purchases and proceeds from sales include non-cash transfers of $106,061,145 for the year ended March 31, 2019, representing transfers between share classes within the same Investment Fund, onshore and offshore Investment Funds under the same manager, and Investment Funds under the same manager.

There was an additional non-cash transfer of $147,241,159 for the year ended March 31, 2019 which was recorded as a redemption receivable at March 31, 2018.

6.	Loan Payable

a.	Line of Credit

On June 28, 2018, the Company renewed an uncommitted line of credit (the “Line of Credit”) with an unaffiliated bank expiring on June 27, 2019. Subject to the terms of the Line of Credit Agreement, the Company may borrow up to $200,000,000 (the “Maximum Amount”). The Company pays interest on the unpaid principal balance at a rate per annum for each day equal to the sum of (a) two percent (2%) per annum, plus (b) the higher of (i) the Federal Funds Effective Rate in respect of such day, and (ii) Overnight LIBOR rate in respect of such day, but in any case not in excess of the maximum rate permitted by law. In addition, the Company will pay to the lender an administration fee in an amount calculated at the rate of 0.125% per annum of the Maximum Amount. The administration fee for the year ended March 31, 2019 was $250,000 and is included in miscellaneous fees on the Statement of Operations.

For the year ended March 31, 2019, the Company’s average interest rate paid on the Line of Credit was 4.09% per annum and the average loan outstanding was $7,241,406 during the periods whereby the Company had a loan outstanding. The Company had a loan outstanding of $5,600,000 under the Line of Credit at March 31, 2019. Interest expense for the year ended March 31, 2019 was $103,790 of which $34,582 was payable at March 31, 2019.

b.	Variable Funding Notes

The Company issued a Secured Variable Funding Note (the “Note”) in December 2013. Under an amended and restated Note Purchase Agreement dated December 19, 2016, as amended March 31, 2017, December 22, 2017 and December 21, 2018, an unaffiliated bank agreed to purchase the Note with a scheduled maturity date of December 20, 2019. The Note has a maximum notional amount of $305,000,000 and pays interest of USD 1 month LIBOR plus 1.50% per annum. A fee of 0.545% per annum accrues daily on the undrawn portion of the Note. The fee for the year ended March 31, 2019 was $1,685,337 and is included in miscellaneous expenses on the Statement of Operations.

For the year ended March 31, 2019, the Company’s average interest rate paid on the Note was 3.02% per annum and the average amount outstanding was $109,158,559 during the periods whereby the Company had an amount outstanding. The Company had no amount outstanding at March 31, 2019. Interest expense for the year ended March 31, 2019 was $1,001,118.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2019

7.	Contributions, Redemptions, and Allocation of Income

The Company is authorized to issue an unlimited number of Shares, all at $0.00001 par value per Share. Such par value is included in paid-in capital in the Statement of Assets and Liabilities. Generally, initial and additional subscriptions for Shares may be accepted as of the first day of each month. The Adviser has been authorized by the Board of Directors of the Company to accept or reject any initial and additional subscriptions for Shares in the Company. The Board of Directors from time to time and in its complete and exclusive discretion, may determine to cause the Company to repurchase Shares from Shareholders pursuant to written tenders by Shareholders on such terms and conditions as it may determine. The Adviser expects that it typically will recommend to the Board of Directors that the Company offer to repurchase 5% to 25% of total outstanding Shares from Shareholders quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

Transactions in Shares were as follows for the years ended March 31, 2019 and March 31, 2018:

	March 31, 2019	March 31, 2018
Shares outstanding, beginning of year	4,032,297.460	4,720,013.799
Shares purchased	263,275.802	148,451.193
Shares issued for reinvestment of distributions	130,747.813	139,475.538
Shares redeemed	(372,503.384)	(975,643.070)

Shares outstanding, end of year	4,053,817.691	4,032,297.460

8.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Company’s risk of loss in these Investment Funds is limited to the value of its investment in the respective Investment Funds.

9.	Income Taxes

Net investment loss and net realized gain (loss) differ for financial statements and tax purposes. The primary reason for differences between the earnings reported, the federal tax cost of investments and the related amounts reported on the Company’s Statement of Assets and Liabilities as of March 31, 2019, relates to differences arising from the application of federal tax rules pertaining to the treatment of the Company’s investments in partnerships and Passive Foreign Investment Companies (“PFICs”).

These book-tax differences are the result of the Company using differing methods of measuring realized gain and loss for book and tax purposes as described previously in these notes. Partnerships provide a Schedule K-1 which report tax information as to their income, expenses, gains and losses. Such reported items are recorded as taxable income or loss by the Company and increase or decrease its tax basis in the partnership. Certain PFICs for which the Company has elected to be treated as Qualified Electing Funds provide information as to the amounts of taxable income and gain to be recorded by the Company. For other PFICs, the Company has made a mark-to-market election which

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2019

converts any unrealized gain to ordinary taxable income. In both these cases, the Company’s tax basis in the PFICs is increased.

These book-tax differences give rise to both temporary and permanent differences. Temporary book-tax differences result when the Company holds an investment in an Investment Fund. These temporary book-tax differences generally become permanent book-tax differences upon disposal of the investment in the Investment Fund.

Permanent book-to-tax differences result in the reclassification of amounts between “Distributable earnings” and “Paid-in capital” reported on the Company’s Statement of Assets and Liabilities as of March 31, 2019. As indicated above, such permanent differences are primarily the result of the tax differences for federal tax purposes of investments in partnerships and PFICs. The Company’s total Shareholders’ capital was unaffected by these reclassifications, which had the following impact as of March 31, 2019:

Distributable earnings	Paid-in capital
$(23,043,375)	$23,043,375

The tax basis of distributable earnings as of March 31, 2019 shown in the table below represent future distribution requirements the Company must satisfy under the federal tax rules, losses the Company may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation on investments for federal income tax purposes.

Undistributed ordinary income	Undistributed net capital gains/(capital loss carryforward)	Qualified late year loss deferrals	Accumulated net unrealized appreciation on investments	Distributable earnings (loss)
$0	$(321,198,571)	$(35,899,197)	$274,991,113	$(82,106,655)

At March 31, 2019, the Company had a capital loss carryforward of $321,198,571 which can be used to offset future realized capital gains. In addition, for the year ended March 31, 2019, the Company will elect to defer qualified late year ordinary losses of $35,899,197. Under the federal tax rules, certain ordinary losses occurring after December 31 and capital losses occurring after October 31 may be deferred and treated as occurring on the first day of the following year (April 1, 2019).

As of March 31, 2019, the composition of the unrealized appreciation and depreciation on investments for federal income tax purposes are:

Gross unrealized appreciation	$278,345,745
Gross unrealized depreciation	(3,354,632)

Net unrealized appreciation	$274,991,113

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2019

The difference in the federal tax cost arises from the following:

Federal tax cost of investments	$4,440,799,015
Investments in partnerships	(359,864,191)
Investments in PFICs	(300,038,012)
Investments in debt	5,948,135

Financial statement cost of investments	$3,786,844,947

The character of dividends and distributions made during the fiscal year from net investment income or net realized gains differ from their ultimate characterization for federal income tax purposes. Also due to timing of dividends and distributions, the fiscal year in which amounts are distributed differ from the fiscal year in which the income or net realized gain was recorded by the Company. The tax character of distributions paid by the Company for the year ended March 31, 2019 and 2018 were as follows:

	March 31, 2019	March 31, 2018
Ordinary income	$156,364,002	$163,172,872
Return of capital	10,040,524	23,550,047

Total distributions	$166,404,526	$186,722,919

10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Company through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

FEDERAL TAX INFORMATION

(Information Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you about the federal tax status of dividends paid by the Company during the Company’s fiscal year ended March 31, 2019: 1) 1.83% of ordinary income dividends paid during the year constitutes qualified dividend income in accordance with Section 854(b)(1)(B) of the Code, and 2) 0.87% of ordinary income dividends paid during the year are eligible for the corporate dividends received deduction provided under Section 243 of the Code in accordance with Section 854(b)(1)(A) of the Code.

In February 2020, shareholders will receive federal income tax information on all distributions declared in the calendar year 2019, including any distributions paid to their accounts between April 1, 2019 and January 31, 2020.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

FUND MANAGEMENT

(Information Unaudited)

The Company’s officers are appointed by the Directors and oversee the management of the day-to-day operations of the Company under the supervision of the Board of Directors. One of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser or its subsidiaries. The other Directors are not affiliated with the Adviser or its subsidiaries and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). A list of the Directors and officers of the Company and a brief statement of their present positions, principal occupations and directorships during the past five years are set out below. To the fullest extent allowed by applicable law, including the 1940 Act, the LLC Agreement indemnifies the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

Certain of the Directors and officers of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund, LLC. (The Company and such other investment companies, if also registered under the 1940 Act, are referred to collectively in this section of the Prospectus as the “Fund Complex”.) The address for each Director and officer in his or her capacity as such is 527 Madison Avenue, 16th Floor, New York, New York 10022.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

INDEPENDENT DIRECTORS

(Information Unaudited)

		TERM OF		NUMBER OF
	POSITION(S)	OFFICE*	PRINCIPAL	PORTFOLIOS IN
	HELD WITH	AND LENGTH	OCCUPATION(S)	FUND COMPLEX
NAME AND	THE	OF	DURING PAST	OVERSEEN BY	OTHER DIRECTORSHIPS
AGE	COMPANY	TIME SERVED	5 YEARS	DIRECTOR	HELD BY DIRECTOR

Charles Hurty (born 1943)	Director	November 2002 to present	Business Consultant since October 2001; prior thereto, Partner with accounting firm of KPMG LLP.	Two**	SkyBridge G II Fund, LLC

Steven Krull (born 1957)	Director	November 2002 to present	Professor of Finance at Hofstra University; Business Consultant.	Two**	SkyBridge G II Fund, LLC

R. Stephen Hale (born 1951)	Director	December 2018 to present	Retired since 2017; prior thereto, Senior Hedge Fund Relationship Manager in Europe for BNP Paribas.	Two**	SkyBridge G II Fund, LLC

*	Term of office of each Director is indefinite.

**	Includes the Company and SkyBridge G II Fund, LLC.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

INTERESTED DIRECTOR

(Information Unaudited)

TERM OF
		OFFICE*		NUMBER OF
	POSITION(S)	AND	PRINCIPAL	PORTFOLIOS IN	OTHER
	HELD WITH	LENGTH OF	OCCUPATION(S)	FUND COMPLEX	DIRECTORSHIPS
NAME AND	THE	TIME	DURING PAST	OVERSEEN BY	HELD BY
AGE	COMPANY	SERVED	5 YEARS	DIRECTOR	DIRECTOR

Raymond Nolte (born 1961)	President and Director (Chair)	September 2005 to present	Chief Investment Officer, SkyBridge (2010-present); CEO, Citigroup Alternative Investments Fund of Hedge Funds Group (2005-2010); President, Director and Portfolio Manager of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC since 2005.	Two**	SkyBridge G II Fund, LLC

*	Term of office of each Director is indefinite.

**	Includes the Company and SkyBridge G II Fund, LLC.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

OFFICERS

(Information Unaudited)

TERM OF OFFICE*
	POSITION(S) HELD	AND
	WITH	LENGTH OF TIME	PRINCIPAL OCCUPATION(S)
NAME AND AGE	THE COMPANY	SERVED	DURING PAST 5 YEARS

Raymond Nolte (born 1961)	President and Director	September 2005 to present	See table for “Interested Directors” above.

Christopher Hutt (born 1970)	Vice President	June 2009 to present	Vice President, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Vice President, SkyBridge GII Fund, LLC (July 2011-present); Managing Director, SkyBridge Capital (January 2011-present); Director, SkyBridge Capital (2010)

A. Marie Noble (born 1972)	Chief Compliance Officer	December 2010 to present	Chief Compliance Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010 to present); Chief Compliance Officer, SkyBridge GII Fund, LLC (July 2011-present); General Counsel and Chief Compliance Officer, SkyBridge Capital (2010-present)

Robert J. Phillips (born 1962)	Treasurer and Principal Financial Officer	July 2010 to present	Treasurer and Principal Financial Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010-present); Treasurer and Principal Financial Officer SkyBridge GII Fund, LLC (July 2011-present); Partner and Chief Financial Officer, SkyBridge Capital (2007-present)

Brahm Pillai (born 1979)	Secretary	June 2009 to present	Secretary, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Secretary, SkyBridge GII Fund, LLC (July 2011-present); Vice President, SkyBridge Capital (2010-present)

*	Term of office of each officer is indefinite.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

ADDITIONAL INFORMATION

(Information Unaudited)

PROXY VOTING

A description of the Company’s Proxy Voting Policies and Procedures and the Company’s portfolio securities voting record for the period July 1, 2017 through June 30, 2018 is available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov. These are found on the site under “Filings - Search for Company Filings” and then “Company or fund name”.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM NPORT-EX”)

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. The Company’s Form NPORT-EX is available on the SEC’s web site at www.sec.gov (by conducting a “Search for Company Filings”) and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC website without charge may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Charles Hurty is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $275,000 for 2018 and $296,000 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,954 for 2018 and $0 for 2019. These fees relate to audit related expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $101,100 for 2018 and $101,100 for 2019. This fee relates to the preparation of the registrant’s tax return.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $14,000 for 2018 and $14,000 for 2019. This fee relates to the auditors review of the Form N-2.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will approve in advance any audit and non-audit services to be provided by the audit firm to (i) the Fund; (ii) the Fund’s investment adviser (non-audit services only); or (iii) any affiliates of such investment adviser (non-audit services only) that provide ongoing services to the Fund if the engagement relates directly to the Fund’s operations and financial reporting; provided, that any single member of the Committee may approve such services on behalf of the Committee if payments for such services are reasonably estimated at less than $10,000 and such approval is reported to the Committee at it next regular meeting; and provided further, that no such non-audit service may be approved if prohibited by applicable rules of the Securities and Exchange Commission.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was are $0 for 2018 and $0 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SKYBRIDGE

MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC.

Proxy Voting Procedures

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Fund”), a “series” investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), has adopted these proxy voting procedures (the “Procedures”) in accordance with, and for the purpose of complying with, rules related to proxy voting promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Delegation of Proxy Voting. The Fund has delegated the responsibility for voting proxies of its underlying portfolio funds (or other underlying securities) to its investment adviser, an adviser registered with the SEC pursuant to the Advisers Act. The investment adviser, SkyBridge Capital II, LLC (the “Adviser”), has adopted proxy-voting procedures, including those designed to address any material conflicts of interests between the Adviser and its clients (“Adviser Procedures”), which have been reviewed and approved by the Board of Directors of the Fund.

Annual Review. The Board of Directors of the Fund will review the Procedures and the Adviser Procedures annually to ensure the procedures are reasonably designed to ensure compliance with all relevant proxy-voting rules that are applicable to the Funds.

Form N-PX. Commencing in 2004, the Fund will cause Form N-PX to be filed by August 31 each year and will include proxy-voting information for the one-year period ending that June 30. Form N-PX is an annual filing of the Fund’s complete proxy voting record which requires information disclosing: (1) each proxy proposal subject matter; (2) if the proxy proposal was proposed by the issuer or a shareholder; (3) how the Fund cast its votes; and (4) if the vote cast was for or against management.

NOTE:   By August 31, 2019, the Fund will be required to file Form N-PX for the period July 1, 2018 to June 30, 2019.

Disclosure of Proxy Procedures. Commencing in 2003, the Fund will ensure that a description of its (and the Adviser’s) proxy-voting procedures, including procedures related to proxy-voting conflicts of interest, are disclosed in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports.

NOTE:   Required with the next such document filed with the SEC.

Availability of Proxy Voting Procedures and Voting Record. Commencing in 2004, the Fund will state in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports that its proxy voting procedures and voting records are available free of charge directly from the Fund (or its designee) as well as from the SEC website. The Fund will make its proxy voting records available on either a Fund or Adviser website or upon request by calling a toll-free or collect telephone number.

NOTE:   Required with the next such document filed with the SEC on or after August 31, 2019.

Adopted:   September 18, 2003

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Raymond Nolte and Troy Gayeski are currently the portfolio managers of the registrant’s portfolio and as such have primary responsibilities for the day-to-day management of the Company. In that capacity they receive significant input and support from a team of analysts also employed by the Adviser. Mr. Nolte’s and Mr. Gayeski’s professional background is described in the table below.

Name and Age	Position(s) held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) during the past 5 Years
Raymond Nolte (born 1961)	Portfolio Manager, Director, President	September 2005 to present	CIO, SkyBridge Capital II, LLC (July 2010 to present)
Troy Gayeski (born 1974)	Portfolio Manager	March 2013 to present	Partner, SkyBridge Capital II, LLC (Jan. 2013-present); Managing Director, SkyBridge Capital II, LLC (Jan. 2011-Jan. 2013)

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member – As of March 31, 2019

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Raymond Nolte/ Troy Gayeski	Registered Investment Companies:	Three (3)	$5.07 B	$0	$0
Raymond Nolte/ Troy Gayeski	Other Pooled Investment Vehicles:	Seven (7)	$771 million	Two (2)	$$724 million
Raymond Nolte/ Troy Gayeski	Other Accounts:	Seven (7)	$218mm	$0	$0

Potential Conflicts of Interests

As shown in the table above, Mr. Nolte and Mr. Gayeski are responsible for managing other accounts (“Other Accounts”) in addition to the Fund. In certain instances, conflicts may arise in his management of the Fund and such other Accounts.

One situation where a conflict may arise between the Fund and an Other Account is in the allocation of investment opportunities among the Fund and the Other Account. For example, the Adviser may determine that there is an opportunity that is suitable for the Fund as well as for Other Accounts of the Adviser, which have a similar investment objective. As a related matter, a particular Investment Fund interest or other security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the Fund. The Company and the Adviser have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

Mr. Nolte’s and Mr. Gayeski’s management of the Fund and Other Accounts may result in his devoting a disproportionate amount of time and attention to the management of a particular account as against another. This particularly may be the case when accounts have different objectives, benchmarks, time horizons, asset levels and fees.

The management of personal accounts by Mr. Nolte and Mr. Gayeski may give rise to potential conflicts of interest. While the Adviser’s code of ethics will impose limits on the ability of Mr. Nolte and Mr. Gayeski to trade for his personal account, there is no assurance that the Adviser’s code of ethics will eliminate such conflicts.

Other than the conflicts described above, the Company is not aware of any material conflicts that may arise in connection with the Adviser’s management of the Fund’s investments and such Other Accounts.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members – As of March 31, 2019

Mr. Nolte has a minority equity stake in the Adviser and is also compensated by salary. The value of Mr. Nolte’s equity stake is affected by the financial results and profitability of SkyBridge as a whole, for which Mr. Nolte serves as a member of management.

Mr. Gayeski’s compensation is a combination of salary and discretionary bonus, including deferred compensation. The value of the discretionary bonus is affected by the financial results and profitability of SkyBridge as a whole. The discretionary bonus is not linked to the performance of any specific benchmark or that of any SkyBridge investment fund or account; nor are specific asset size targets considered.

(a)(4)  Disclosure of Securities Ownership – As of March 31, 2019

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Raymond Nolte	$500,001 to $1,000,000

Troy Gayeski	$50,001- $100,000

(b)    Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation

S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

By (Signature and Title)*      /s/ Raymond Nolte

                                                Raymond Nolte, President

                                       (principal executive officer)

Date    5/24/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Raymond Nolte

                                                Raymond Nolte, President

                                       (principal executive officer)

Date    5/24/2019

By (Signature and Title)*      /s/ Robert Phillips

                                                Robert Phillips, Treasurer and Principal Financial Officer

                                       (principal financial officer)

Date    5/24/2019

* Print the name and title of each signing officer under his or her signature.